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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 26, 2002



                             GARDNER DENVER, INC.
            (Exact name of Registrant as Specified in its Charter)

           DELAWARE                      1-13215               76-0419383

(State or Other Jurisdiction of        (Commission          (I.R.S. Employer
Incorporation or Organization)         File Number)        Identification No.)


                            1800 GARDNER EXPRESSWAY
                            QUINCY, ILLINOIS 62301
             (Address of Principal Executive Offices and Zip Code)

                                (217) 222-5400
             (Registrant's Telephone Number, Including Area Code)




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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On June 26, 2002, the Board of Directors of Gardner Denver, Inc. ("Gardner Denver"), based on the recommendation of its Audit Committee, dismissed Arthur Andersen LLP ("Andersen") as Gardner Denver's independent public accountants and engaged KPMG LLP ("KPMG") to serve as Gardner Denver's independent public accountants for the fiscal year 2002, effective immediately.

Andersen's audit reports on Gardner Denver's consolidated financial statements for each of the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2001 and 2000 and through June 26, 2002, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on Gardner Denver's consolidated financial statements for such years; and there were no reportable events as defined in
Item 304(a)(1)(v) of Regulation S-K.

Gardner Denver requested Andersen to furnish a letter addressed to the Securities and Exchange Commission stating whether Andersen agrees with the statements made above by Gardner Denver. A copy of this letter addressed to the Securities and Exchange Commission, dated June 28, 2002, is filed as
Exhibit 16 to this Form 8K.

During the years ended December 31, 2001 and 2000 and through June 26, 2002, Gardner Denver did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Gardner Denver's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

         16. Letter of Arthur Andersen LLP regarding the change in certifying accountant



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                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  GARDNER DENVER, INC.

Date: June 28, 2002               By:    /s/Ross J. Centanni
                                      ----------------------------------------
                                         Ross J. Centanni
                                         Chairman, President & CEO

Date: June 28, 2002               By:    /s/Philip R. Roth
                                      ----------------------------------------
                                         Philip R. Roth
                                         Vice President, Finance & CFO

Date: June 28, 2002               By:    /s/Daniel C. Rizzo, Jr.
                                      ----------------------------------------
                                         Daniel C. Rizzo, Jr.
                                         Vice President and Corporate
                                         Controller (Chief Accounting Officer)



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